UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2008
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota (Address of principal executive offices)	55435 (Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Explanatory Note
     Nash-Finch Company (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2008 solely to disclose that member of the Company’s Board of Directors (the “Board”), Carole F. Bitter, has resigned from the Board and that a second Board Member will resign effective at the close of the Company’s Annual Meeting of Stockholders. No other information contained in the Form 8-K is amended by this Form 8-K/A.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 26, 2008, Jerry L. Ford informed the Company that he was resigning from the Board, effective at the close of the Company’s Annual Meeting of Stockholders on May 13, 2008. On March 27, 2008, Carole F. Bitter informed the Company that she was resigning from the Board, effective March 28, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: April 1, 2008	By:	/s/ Kathleen M. Mahoney
		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President, General Counsel and Secretary

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